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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported):  May 23, 2005

                             ABLE LABORATORIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                    001-11352                04-3029787
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(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NUMBER)


                        1 ABLE DRIVE, CRANBURY, NJ 08512
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (609) 495-2800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01  OTHER EVENTS

     Press Release Regarding Product Recall and Suspension of Manufacturing Operations.

     On May 23, 2005, we issued a press release regarding suspension of our manufacturing operations, recall of our product line and our intention to withdraw certain approved ANDAs as an additional precaution during the course of our ongoing internal review of our operating practices. The full text of the press release is attached hereto as Exhibit 99.1 to this Report and is incorporated by reference herein.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

            99.1   Press Release dated May 23, 2005





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ABLE LABORATORIES, INC.


                                      BY: /s/ Nitin Kotak
                                          -----------------------------
                                          Nitin Kotak
                                          Vice President, Finance and Accounting



Date: May 27, 2005

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                                  EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press Release dated May 23, 2005

































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